CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$480,000,000]

Class A-1

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,573
Total Outstanding Loan Balance	$1,141,071,936*	Min	Max
Average Loan Current Balance	$150,676	$9,994	$998,184
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.27%	4.43%	13.89%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	7.68%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.2%
% Second Liens	1.8%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	0.3%

*

Total collateral will be approximately [$1,200,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.0	4.45	80.0	699
4.51 - 5.00	15	3,627,892	0.3	4.88	75.2	672
5.01 - 5.50	107	26,026,235	2.3	5.35	77.2	666
5.51 - 6.00	364	77,789,743	6.8	5.83	78.5	653
6.01 - 6.50	1,000	192,907,524	16.9	6.33	78.6	639
6.51 - 7.00	1,514	265,202,084	23.2	6.80	79.1	633
7.01 - 7.50	1,144	180,797,941	15.8	7.30	80.8	619
7.51 - 8.00	1,117	167,711,671	14.7	7.78	82.1	609
8.01 - 8.50	755	96,939,310	8.5	8.30	82.3	600
8.51 - 9.00	506	60,174,793	5.3	8.75	83.9	600
9.01 - 9.50	240	22,287,866	2.0	9.23	86.6	598
9.51 - 10.00	237	19,437,836	1.7	9.80	84.7	589
10.01 - 10.50	141	10,094,715	0.9	10.26	87.4	599
10.51 - 11.00	89	4,666,115	0.4	10.75	91.0	610
11.01 - 11.50	99	4,716,989	0.4	11.35	95.1	610
11.51 - 12.00	172	5,683,565	0.5	11.73	98.5	612
12.01 - 12.50	34	1,590,109	0.1	12.26	97.8	608
12.51 - 13.00	8	462,499	0.0	12.73	86.2	581
13.01 - 13.50	6	230,597	0.0	13.31	90.7	606
13.51 – 13.89	23	412,132	0.0	13.70	99.5	590
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.0	4.45	80.0	699
4.51 - 5.00	15	3,627,892	0.4	4.88	75.2	672
5.01 - 5.50	103	24,794,015	2.7	5.34	77.7	662
5.51 - 6.00	343	72,701,445	7.8	5.83	79.1	651
6.01 - 6.50	835	160,134,609	17.2	6.32	79.8	635
6.51 - 7.00	1,223	213,832,246	22.9	6.80	80.1	632
7.01 - 7.50	912	147,704,700	15.8	7.29	81.5	619
7.51 - 8.00	896	140,734,256	15.1	7.78	82.6	607
8.01 - 8.50	605	80,742,175	8.7	8.30	82.4	597
8.51 - 9.00	372	47,521,454	5.1	8.75	84.2	596
9.01 - 9.50	158	17,823,666	1.9	9.22	86.5	594
9.51 - 10.00	147	14,125,916	1.5	9.80	83.5	576
10.01 - 10.50	67	6,269,944	0.7	10.22	82.8	574
10.51 - 11.00	27	1,962,616	0.2	10.66	85.1	587
11.01 - 11.50	10	613,617	0.1	11.22	75.2	558
11.51 - 12.00	2	157,872	0.0	11.70	70.3	539
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.00	2	130,168	0.0	12.63	70.0	533
13.01 - 13.13	1	71,734	0.0	13.13	70.0	563
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	4	1,232,220	0.6	5.36	67.1	738
5.51 - 6.00	21	5,088,298	2.4	5.86	68.9	682
6.01 - 6.50	165	32,772,914	15.8	6.34	72.7	659
6.51 - 7.00	291	51,369,837	24.7	6.82	74.8	637
7.01 - 7.50	232	33,093,241	15.9	7.31	77.7	619
7.51 - 8.00	221	26,977,414	13.0	7.79	79.4	620
8.01 - 8.50	150	16,197,135	7.8	8.29	82.2	612
8.51 - 9.00	134	12,653,339	6.1	8.78	82.6	613
9.01 - 9.50	82	4,464,200	2.1	9.26	86.7	617
9.51 - 10.00	90	5,311,920	2.6	9.81	87.8	625
10.01 - 10.50	74	3,824,771	1.8	10.32	94.8	639
10.51 - 11.00	62	2,703,499	1.3	10.81	95.4	626
11.01 - 11.50	89	4,103,372	2.0	11.37	98.1	617
11.51 - 12.00	170	5,525,694	2.7	11.73	99.3	614
12.01 - 12.50	33	1,483,739	0.7	12.27	99.8	614
12.51 - 13.00	6	332,331	0.2	12.77	92.6	600
13.01 - 13.50	5	158,863	0.1	13.39	100.0	626
13.51 – 13.89	23	412,132	0.2	13.70	99.5	590
Total:	1,852	207,704,921	100.0	7.68	79.0	632

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	8	1,098,261	0.1	7.30	77.4	0
451 – 475	1	111,130	0.0	8.33	80.0	470
476 – 500	6	832,437	0.1	8.37	77.0	500
501 – 525	195	29,046,495	2.5	8.24	72.9	515
526 – 550	523	75,924,265	6.7	7.99	75.3	539
551 – 575	874	126,178,674	11.1	7.77	79.6	563
576 – 600	1,259	166,334,408	14.6	7.45	81.1	589
601 – 625	1,435	211,633,525	18.5	7.14	82.1	613
626 – 650	1,269	196,960,753	17.3	7.04	80.9	637
651 – 675	832	134,229,907	11.8	7.05	81.7	663
676 – 700	540	92,441,108	8.1	6.88	82.0	687
701 – 725	314	52,751,906	4.6	6.85	82.4	712
726 – 750	161	25,185,074	2.2	6.96	81.1	737
751 – 775	96	16,843,247	1.5	7.03	83.5	761
776 – 800	50	9,255,021	0.8	6.91	80.7	787
801 – 816	10	2,245,727	0.2	6.95	79.1	808
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
9,993.85 - 25,000.00	177	3,006,165	0.3	11.22	99.3	626
25,000.01 - 50,000.00	498	19,694,224	1.7	9.63	85.4	618
50,000.01 - 75,000.00	902	56,900,671	5.0	8.39	81.7	615
75,000.01 - 100,000.00	1,141	100,012,771	8.8	7.71	80.8	614
100,000.01 - 125,000.00	1,059	118,869,318	10.4	7.45	81.2	619
125,000.01 - 150,000.00	914	125,292,544	11.0	7.31	81.1	621
150,000.01 - 175,000.00	660	106,599,528	9.3	7.19	80.4	624
175,000.01 - 200,000.00	574	107,608,152	9.4	7.15	79.7	621
200,000.01 - 225,000.00	365	77,706,804	6.8	7.12	80.1	622
225,000.01 - 250,000.00	288	68,338,916	6.0	6.96	80.0	616
250,000.01 - 275,000.00	182	47,534,058	4.2	6.87	81.2	630
275,000.01 - 300,000.00	169	48,386,067	4.2	6.99	80.1	622
300,000.01 - 325,000.00	116	36,297,047	3.2	6.99	81.9	630
325,000.01 - 350,000.00	114	38,498,748	3.4	6.86	79.9	629
350,000.01 - 375,000.00	91	32,903,349	2.9	6.84	82.5	633
375,000.01 - 400,000.00	83	32,320,435	2.8	7.00	78.6	631
400,000.01 - 425,000.00	40	16,526,240	1.4	6.90	80.9	626
425,000.01 - 450,000.00	44	19,215,190	1.7	6.67	81.2	646
450,000.01 - 475,000.00	27	12,518,792	1.1	6.81	82.1	639
475,000.01 - 500,000.00	44	21,692,320	1.9	6.78	79.0	646
500,000.01 - 525,000.00	13	6,721,849	0.6	6.69	79.1	636
525,000.01 - 550,000.00	18	9,691,259	0.8	6.82	83.9	637
550,000.01 - 575,000.00	8	4,493,007	0.4	7.09	80.7	657
575,000.01 - 600,000.00	15	8,856,607	0.8	6.71	77.9	657
600,000.01 - 625,000.00	6	3,686,029	0.3	6.52	81.3	631
625,000.01 - 650,000.00	9	5,782,159	0.5	6.76	77.5	643
675,000.01 - 700,000.00	3	2,064,648	0.2	7.52	83.4	621
700,000.01 - 725,000.00	2	1,425,291	0.1	7.19	77.6	670
725,000.01 - 750,000.00	9	6,652,101	0.6	6.59	77.2	649
750,000.01 – 998,183.57	2	1,777,647	0.2	7.10	74.3	703
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.00	185	23,993,526	2.1	6.99	41.3	613
50.01 - 55.00	76	11,417,184	1.0	7.21	53.0	590
55.01 - 60.00	108	16,967,774	1.5	6.94	58.4	607
60.01 - 65.00	203	34,778,076	3.0	7.07	63.5	594
65.01 - 70.00	352	60,410,432	5.3	7.04	68.8	602
70.01 - 75.00	458	77,111,808	6.8	7.11	73.9	598
75.01 - 80.00	2,993	477,971,149	41.9	7.03	79.8	636
80.01 - 85.00	898	132,761,589	11.6	7.38	84.4	603
85.01 - 90.00	1,216	195,756,055	17.2	7.35	89.7	626
90.01 - 95.00	520	81,530,909	7.1	7.90	94.9	641
95.01 - 100.00	564	28,373,433	2.5	10.06	99.9	646
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,342	179,611,779	15.7	7.62	80.5	624
0.50	3	336,669	0.0	7.93	82.9	681
1.00	302	47,426,039	4.2	7.43	80.6	632
1.75	107	33,888,170	3.0	6.68	80.8	657
2.00	3,697	570,875,606	50.0	7.28	81.8	618
2.50	8	1,604,041	0.1	7.79	86.7	606
2.75	7	2,488,469	0.2	6.68	84.9	660
3.00	2,080	302,096,759	26.5	7.08	78.7	629
5.00	27	2,744,405	0.2	7.56	79.8	641
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	4,951	688,104,151	60.3	7.20	81.4	612
Reduced	1,118	197,063,037	17.3	7.29	81.5	654
No Income/ No Asset	26	6,628,416	0.6	7.61	81.0	689
Stated Income / Stated Assets	1,478	249,276,333	21.8	7.44	78.2	631
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,946	1,062,730,791	93.1	7.23	80.5	621
Second Home	32	4,887,900	0.4	7.17	82.2	652
Investor	595	73,453,245	6.4	7.89	83.9	667
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,138	284,851,847	25.0	6.83	78.1	633
Florida	880	125,851,374	11.0	7.33	81.4	627
Texas	568	64,044,325	5.6	7.78	82.0	617
Nevada	297	50,018,816	4.4	7.38	80.5	636
Virginia	287	44,192,580	3.9	7.33	80.4	612
Illinois	260	40,206,385	3.5	7.32	82.2	632
Arizona	289	37,087,758	3.3	7.17	82.0	633
Maryland	202	35,436,604	3.1	7.25	80.7	608
Georgia	264	34,354,453	3.0	7.58	83.7	621
Michigan	316	34,180,204	3.0	7.72	82.9	623
Ohio	273	27,981,426	2.5	7.64	84.0	608
Washington	168	27,476,321	2.4	7.03	80.3	629
Colorado	142	22,684,516	2.0	7.13	83.2	624
New York	139	22,512,973	2.0	7.35	75.0	618
New Jersey	110	22,411,328	2.0	7.32	75.8	597
Other	2,240	267,781,026	23.5	7.45	82.4	618
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,632	510,323,095	44.7	7.40	83.5	643
Refinance - Rate Term	444	62,167,484	5.4	7.25	80.4	612
Refinance - Cashout	3,497	568,581,358	49.8	7.15	78.2	608
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,676	765,125,472	67.1	7.25	81.5	620
Arm 3/27	930	145,598,895	12.8	6.87	80.4	630
Arm 5/25	114	22,539,148	2.0	6.83	72.3	632
Arm 6 Month	1	103,500	0.0	6.75	86.3	642
Fixed Rate	1,852	207,704,921	18.2	7.68	79.0	632
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	7,045	1,120,907,967	98.2	7.20	80.4	624
2nd Lien	528	20,163,969	1.8	11.03	99.5	639
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,395	933,228,124	81.8	7.26	80.7	621
Condo	345	48,077,035	4.2	7.29	81.4	636
2 Family	203	33,225,324	2.9	7.33	78.9	639
3-4 Family	106	25,844,268	2.3	7.57	79.0	650
PUD	524	100,697,185	8.8	7.29	81.9	629
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	11	2,708,929	0.3	5.94	75.2	691
4.01 - 4.50	47	11,798,410	1.3	5.86	75.2	665
4.51 - 5.00	157	30,839,917	3.3	6.20	79.5	656
5.01 - 5.50	1,168	211,949,993	22.7	6.96	80.5	628
5.51 - 6.00	860	163,987,511	17.6	6.61	79.7	627
6.01 - 6.50	1,261	208,895,898	22.4	7.02	81.3	623
6.51 - 7.00	806	122,592,757	13.1	7.33	81.0	620
7.01 - 7.50	550	77,228,595	8.3	7.74	82.6	612
7.51 - 8.00	375	50,189,780	5.4	8.25	84.4	598
8.01 - 8.50	208	26,011,301	2.8	8.68	85.0	600
8.51 - 9.00	110	11,831,514	1.3	9.15	84.9	584
9.01 - 9.50	81	7,786,803	0.8	9.69	82.1	573
9.51 - 10.00	52	4,827,639	0.5	10.00	85.6	577
10.01 - 10.50	22	1,775,712	0.2	10.16	90.1	569
10.51 - 15.30	13	942,254	0.1	10.51	79.4	572
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 – 6	2	182,449	0.0	7.38	77.4	676
13 – 15	2	557,671	0.1	6.51	86.3	621
16 – 18	6	994,970	0.1	6.68	78.8	634
19 – 21	221	38,219,619	4.1	6.79	80.6	625
22 – 24	4,447	725,353,213	77.7	7.27	81.5	620
28 – 30	1	139,112	0.0	5.75	70.7	612
31 – 33	68	10,329,966	1.1	6.59	79.4	629
34 – 36	860	135,050,867	14.5	6.89	80.5	630
37 – 60	114	22,539,148	2.4	6.83	72.3	632
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 12.00	347	74,913,326	8.0	5.78	77.5	649
12.01 - 12.50	638	123,385,949	13.2	6.31	79.5	633
12.51 - 13.00	1,027	185,620,934	19.9	6.69	80.3	634
13.01 - 13.50	923	159,222,472	17.1	7.01	81.7	625
13.51 - 14.00	955	157,005,347	16.8	7.47	82.1	615
14.01 - 14.50	614	87,678,919	9.4	7.91	81.8	607
14.51 - 15.00	480	64,551,781	6.9	8.24	83.4	610
15.01 - 15.50	325	38,735,998	4.2	8.56	83.4	604
15.51 - 16.00	225	24,639,741	2.6	9.10	83.4	584
16.01 - 16.50	61	6,558,785	0.7	9.47	84.8	567
16.51 - 17.00	56	5,252,357	0.6	9.94	82.0	567
17.01 - 17.50	50	4,337,423	0.5	10.29	78.9	561
17.51 - 18.00	10	717,834	0.1	10.66	82.5	561
18.01 – 20.13	10	746,149	0.1	11.88	72.1	549
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	621,061	0.1	5.26	71.5	664
4.51 - 5.50	125	29,791,016	3.2	5.32	77.6	663
5.51 - 6.00	343	72,502,421	7.8	5.84	79.2	650
6.01 - 6.50	842	161,242,473	17.3	6.34	79.9	635
6.51 - 7.00	1,232	215,450,969	23.1	6.81	80.2	632
7.01 - 7.50	926	149,212,904	16.0	7.32	81.6	620
7.51 - 8.00	911	142,885,336	15.3	7.81	82.9	609
8.01 - 8.50	610	82,388,693	8.8	8.34	82.6	598
8.51 - 9.00	355	44,072,042	4.7	8.79	83.4	585
9.01 - 9.50	138	14,838,863	1.6	9.28	84.9	575
9.51 - 10.00	135	12,379,284	1.3	9.83	82.1	564
10.01 - 10.50	64	5,539,813	0.6	10.24	81.2	562
10.51 - 11.00	20	1,362,381	0.1	10.71	81.3	567
11.01 - 11.50	10	613,617	0.1	11.22	75.2	558
11.51 - 12.00	2	157,872	0.0	11.70	70.3	539
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.13	3	201,902	0.0	12.80	70.0	543
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	428,201	0.0	7.60	89.1	695
1.50	41	9,659,048	1.0	6.95	81.9	663
2.00	122	30,313,864	3.2	6.49	82.9	659
3.00	5,478	879,509,303	94.2	7.21	81.2	620
5.00	77	13,226,840	1.4	7.09	72.2	622
6.00	1	229,760	0.0	5.75	65.7	664
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,513	748,624,207	80.2	7.16	81.0	620
1.50	1,042	165,395,115	17.7	7.13	81.4	634
2.00	1	229,760	0.0	5.75	65.7	664
3.00	165	19,117,933	2.0	8.18	84.0	599
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,844	977,884,704	85.7	7.37	80.6	619
24	401	83,781,256	7.3	6.64	81.7	653
36	153	28,395,643	2.5	6.60	82.0	653
60	175	51,010,334	4.5	6.69	81.3	659
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,090
Total Outstanding Loan Balance	$689,260,860*	Min	Max
Average Loan Current Balance	$135,415	$9,994	$519,207
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.27%	4.43%	13.75%
Arm Weighted Average Coupon	7.19%
Fixed Weighted Average Coupon	7.64%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$725,075,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.0	4.45	80.0	699
4.51 - 5.00	12	2,506,742	0.4	4.92	76.3	677
5.01 - 5.50	80	14,999,767	2.2	5.33	78.3	661
5.51 - 6.00	257	45,167,964	6.6	5.84	77.5	649
6.01 - 6.50	704	115,964,956	16.8	6.33	78.5	637
6.51 - 7.00	1,067	168,884,066	24.5	6.80	78.9	631
7.01 - 7.50	710	102,206,400	14.8	7.30	81.3	618
7.51 - 8.00	721	99,137,031	14.4	7.78	83.0	612
8.01 - 8.50	516	63,404,995	9.2	8.29	83.3	604
8.51 - 9.00	316	33,984,200	4.9	8.76	84.8	606
9.01 - 9.50	161	13,838,701	2.0	9.24	87.3	605
9.51 - 10.00	152	12,153,802	1.8	9.80	86.2	602
10.01 - 10.50	98	6,676,038	1.0	10.25	85.5	590
10.51 - 11.00	52	2,543,776	0.4	10.72	92.7	626
11.01 - 11.50	52	2,200,160	0.3	11.32	94.7	609
11.51 - 12.00	132	3,389,219	0.5	11.71	99.6	609
12.01 - 12.50	25	1,042,746	0.2	12.24	96.8	601
12.51 - 13.00	5	221,791	0.0	12.74	84.2	580
13.01 - 13.50	6	230,597	0.0	13.31	90.7	606
13.51 - 13.75	22	395,588	0.1	13.69	99.9	589
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.1	4.45	80.0	699
4.51 - 5.00	12	2,506,742	0.4	4.92	76.3	677
5.01 - 5.50	79	14,865,064	2.6	5.33	78.8	660
5.51 - 6.00	245	42,930,592	7.6	5.84	77.9	648
6.01 - 6.50	588	96,840,548	17.1	6.32	79.8	633
6.51 - 7.00	857	134,936,814	23.9	6.80	80.2	628
7.01 - 7.50	557	81,002,204	14.3	7.30	82.2	617
7.51 - 8.00	585	83,237,118	14.7	7.78	83.9	609
8.01 - 8.50	423	53,634,591	9.5	8.29	83.8	603
8.51 - 9.00	247	27,531,129	4.9	8.75	85.8	606
9.01 - 9.50	105	11,288,294	2.0	9.24	87.5	602
9.51 - 10.00	97	9,381,318	1.7	9.80	85.8	592
10.01 - 10.50	53	4,592,864	0.8	10.23	81.2	569
10.51 - 11.00	17	1,222,254	0.2	10.63	89.3	610
11.01 - 11.50	8	496,156	0.1	11.21	79.1	568
11.51 - 12.00	1	55,903	0.0	11.80	80.0	569
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.00	1	86,079	0.0	12.63	70.0	535
13.01 - 13.13	1	71,734	0.0	13.13	70.0	563
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.48 - 5.50	1	134,703	0.1	5.48	17.1	801
5.51 - 6.00	12	2,237,372	1.8	5.89	70.0	673
6.01 - 6.50	116	19,124,409	15.4	6.34	71.4	661
6.51 - 7.00	210	33,947,252	27.3	6.82	74.1	642
7.01 - 7.50	153	21,204,196	17.1	7.30	77.5	623
7.51 - 8.00	136	15,899,913	12.8	7.79	78.7	624
8.01 - 8.50	93	9,770,405	7.9	8.28	80.9	609
8.51 - 9.00	69	6,453,071	5.2	8.78	80.5	604
9.01 - 9.50	56	2,550,408	2.1	9.24	86.5	617
9.51 - 10.00	55	2,772,484	2.2	9.82	87.5	634
10.01 - 10.50	45	2,083,174	1.7	10.32	95.1	634
10.51 - 11.00	35	1,321,522	1.1	10.81	95.8	641
11.01 - 11.50	44	1,704,003	1.4	11.35	99.2	621
11.51 - 12.00	131	3,333,316	2.7	11.71	99.9	609
12.01 - 12.50	24	936,375	0.8	12.25	99.9	610
12.51 - 13.00	4	135,713	0.1	12.81	93.1	609
13.01 - 13.50	5	158,863	0.1	13.39	100.0	626
13.51 - 13.75	22	395,588	0.3	13.69	99.9	589
Total:	1,211	124,162,766	100.0	7.64	78.1	633

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	8	1,098,261	0.2	7.30	77.4	0
476 - 500	5	613,364	0.1	8.25	75.9	500
501 - 525	75	11,212,595	1.6	8.02	74.2	514
526 - 550	261	35,615,488	5.2	7.99	75.4	541
551 - 575	639	85,223,481	12.4	7.81	80.1	564
576 - 600	908	109,708,655	15.9	7.43	81.5	589
601 - 625	942	125,171,737	18.2	7.13	82.6	614
626 - 650	901	125,745,499	18.2	7.04	80.7	637
651 - 675	595	85,142,778	12.4	7.08	81.2	663
676 - 700	358	52,568,639	7.6	6.95	81.5	687
701 - 725	192	28,010,126	4.1	6.95	82.2	712
726 - 750	107	14,107,220	2.0	6.81	82.2	737
751 - 775	71	10,941,451	1.6	7.18	83.0	762
776 - 800	23	2,953,723	0.4	6.79	82.1	785
801 - 816	5	1,147,843	0.2	6.96	76.4	806
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
9,993.85 - 25,000.00	150	2,451,764	0.4	11.27	99.7	619
25,000.01 - 50,000.00	371	14,589,799	2.1	9.58	85.9	623
50,000.01 - 75,000.00	615	38,615,960	5.6	8.22	82.3	618
75,000.01 - 100,000.00	753	65,820,523	9.5	7.60	80.6	616
100,000.01 - 125,000.00	714	80,105,466	11.6	7.39	81.5	620
125,000.01 - 150,000.00	640	87,848,556	12.7	7.25	81.1	623
150,000.01 - 175,000.00	468	75,522,314	11.0	7.10	80.5	626
175,000.01 - 200,000.00	418	78,330,401	11.4	7.09	80.1	623
200,000.01 - 225,000.00	288	61,367,209	8.9	7.04	80.5	627
225,000.01 - 250,000.00	229	54,268,134	7.9	6.88	79.6	620
250,000.01 - 275,000.00	153	39,979,442	5.8	6.84	81.4	630
275,000.01 - 300,000.00	136	38,936,447	5.6	6.93	80.3	628
300,000.01 - 325,000.00	96	29,991,078	4.4	6.87	83.1	633
325,000.01 - 350,000.00	34	11,276,874	1.6	6.77	80.0	631
350,000.01 - 375,000.00	5	1,806,396	0.3	6.88	81.8	675
375,000.01 - 400,000.00	11	4,301,728	0.6	7.45	76.8	655
400,000.01 - 425,000.00	2	815,411	0.1	6.50	80.6	616
425,000.01 - 450,000.00	4	1,747,846	0.3	7.57	73.7	618
450,000.01 - 475,000.00	1	471,710	0.1	8.43	74.9	584
475,000.01 - 500,000.00	1	494,593	0.1	6.99	90.0	757
500,000.01 - 519,207.00	1	519,207	0.1	7.38	80.0	803
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.00	131	15,380,324	2.2	7.00	41.7	611
50.01 - 55.00	55	7,593,112	1.1	6.95	52.9	602
55.01 - 60.00	71	10,629,336	1.5	7.01	58.1	611
60.01 - 65.00	129	20,204,076	2.9	6.86	63.4	607
65.01 - 70.00	220	34,702,915	5.0	6.90	68.7	604
70.01 - 75.00	260	39,750,589	5.8	7.08	73.9	600
75.01 - 80.00	1,943	280,369,810	40.7	7.02	79.8	637
80.01 - 85.00	604	82,229,580	11.9	7.34	84.5	604
85.01 - 90.00	901	128,736,192	18.7	7.41	89.6	622
90.01 - 95.00	378	53,745,641	7.8	7.96	94.9	634
95.01 - 100.00	398	15,919,285	2.3	10.20	99.9	642
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	862	99,711,077	14.5	7.57	81.7	626
0.50	3	336,669	0.0	7.93	82.9	681
1.00	217	31,402,476	4.6	7.46	81.3	640
1.75	66	15,183,648	2.2	6.84	79.7	657
2.00	2,475	342,123,045	49.6	7.31	82.0	618
2.50	7	1,419,149	0.2	7.85	87.5	597
2.75	4	994,469	0.1	6.65	84.7	667
3.00	1,456	198,090,327	28.7	7.06	78.8	629
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,376	428,862,849	62.2	7.19	81.6	613
Reduced	745	118,498,050	17.2	7.37	82.1	653
No Income/ No Asset	4	903,016	0.1	7.10	87.3	680
Stated Income / Stated Assets	965	140,996,945	20.5	7.44	78.1	633
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,709	642,912,267	93.3	7.22	80.7	621
Second Home	18	2,371,334	0.3	7.49	85.2	670
Investor	363	43,977,259	6.4	7.99	84.9	669
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	828	162,543,365	23.6	6.92	75.9	626
Florida	564	75,704,487	11.0	7.30	82.5	626
Texas	375	37,960,508	5.5	7.95	82.4	615
Arizona	226	27,239,210	4.0	7.10	82.8	636
Illinois	182	26,233,248	3.8	7.37	83.7	633
Virginia	185	25,812,996	3.7	7.26	81.1	610
Nevada	174	25,144,751	3.6	7.37	81.8	634
Michigan	236	24,321,817	3.5	7.65	83.4	624
Ohio	215	21,813,230	3.2	7.57	85.0	613
Maryland	125	20,684,575	3.0	7.13	81.7	617
Washington	111	18,070,762	2.6	6.99	81.8	628
Colorado	107	15,723,727	2.3	7.11	83.4	630
Minnesota	107	15,534,307	2.3	7.08	82.0	636
Pennsylvania	134	15,107,119	2.2	7.22	83.1	614
North Carolina	130	13,613,229	2.0	7.54	84.1	619
Other	1,391	163,753,529	23.8	7.41	82.2	621
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,534	314,039,688	45.6	7.48	83.7	638
Refinance - Rate Term	301	39,257,710	5.7	7.24	80.7	609
Refinance - Cashout	2,255	335,963,461	48.7	7.08	78.4	612
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,150	457,224,830	66.3	7.28	81.9	620
Arm 3/27	648	94,121,451	13.7	6.76	80.9	628
Arm 5/25	81	13,751,813	2.0	6.98	75.6	636
Fixed Rate	1,211	124,162,766	18.0	7.64	78.1	633
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	4,719	677,804,265	98.3	7.21	80.7	624
2nd Lien	371	11,456,596	1.7	11.06	99.8	636
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,280	560,304,664	81.3	7.24	80.9	622
Condo	242	31,506,389	4.6	7.32	81.5	629
2 Family	153	25,781,776	3.7	7.28	79.9	643
3-4 Family	81	19,463,028	2.8	7.64	80.1	658
PUD	334	52,205,004	7.6	7.38	82.2	624
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	8	1,672,844	0.3	5.81	75.7	710
4.01 - 4.50	30	5,439,817	1.0	5.62	78.0	665
4.51 - 5.00	94	15,275,027	2.7	5.90	78.7	659
5.01 - 5.50	881	142,587,225	25.2	7.04	80.7	626
5.51 - 6.00	561	89,932,880	15.9	6.58	78.9	626
6.01 - 6.50	843	125,115,200	22.1	6.99	81.5	626
6.51 - 7.00	546	76,474,711	13.5	7.29	81.9	616
7.01 - 7.50	369	47,935,223	8.5	7.74	84.0	609
7.51 - 8.00	252	29,907,877	5.3	8.29	86.3	607
8.01 - 8.50	124	14,180,380	2.5	8.79	87.6	605
8.51 - 9.00	67	7,047,606	1.2	9.37	88.4	592
9.01 - 9.50	53	4,899,516	0.9	9.83	82.2	570
9.51 - 10.00	33	3,070,664	0.5	10.08	87.4	586
10.01 - 10.50	10	941,297	0.2	10.01	96.6	594
10.51 - 15.30	8	617,827	0.1	10.26	86.5	592
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	204,668	0.0	6.10	79.9	612
16 - 18	3	681,032	0.1	6.52	83.9	619
19 - 21	145	22,485,460	4.0	6.87	79.6	626
22 - 24	3,001	433,853,670	76.8	7.31	82.0	620
28 - 30	1	139,112	0.0	5.75	70.7	612
31 - 33	52	7,506,630	1.3	6.47	78.6	626
34 - 36	595	86,475,708	15.3	6.78	81.1	628
37 >=	81	13,751,813	2.4	6.98	75.6	636
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.43 - 12.00	266	47,280,943	8.4	5.81	76.8	644
12.01 - 12.50	471	78,075,464	13.8	6.28	79.8	631
12.51 - 13.00	758	119,052,328	21.1	6.70	80.2	629
13.01 - 13.50	609	91,177,989	16.1	7.05	82.0	623
13.51 - 14.00	603	91,545,465	16.2	7.51	83.2	619
14.01 - 14.50	366	50,068,476	8.9	8.02	84.0	608
14.51 - 15.00	304	36,121,188	6.4	8.29	85.0	614
15.01 - 15.50	220	24,292,518	4.3	8.53	83.7	609
15.51 - 16.00	142	14,423,633	2.6	9.07	85.5	596
16.01 - 16.50	44	4,728,910	0.8	9.46	85.1	568
16.51 - 17.00	40	3,846,723	0.7	9.92	82.4	570
17.01 - 17.50	42	3,542,685	0.6	10.26	78.6	564
17.51 - 18.00	6	341,679	0.1	10.66	82.4	570
18.01 - 20.13	8	600,092	0.1	11.87	73.5	555
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.1	4.45	80.0	699
4.51 - 5.50	94	17,893,944	3.2	5.29	78.5	663
5.51 - 6.00	246	42,900,576	7.6	5.85	77.9	647
6.01 - 6.50	588	96,916,594	17.2	6.33	79.9	633
6.51 - 7.00	866	136,081,878	24.1	6.81	80.3	629
7.01 - 7.50	574	82,844,133	14.7	7.32	82.5	618
7.51 - 8.00	601	84,889,368	15.0	7.81	84.1	611
8.01 - 8.50	425	54,774,562	9.7	8.34	84.1	605
8.51 - 9.00	234	25,972,163	4.6	8.82	85.3	598
9.01 - 9.50	89	8,902,455	1.6	9.27	85.6	578
9.51 - 10.00	86	7,762,186	1.4	9.86	84.0	577
10.01 - 10.50	51	4,353,675	0.8	10.24	80.4	565
10.51 - 11.00	11	677,997	0.1	10.70	84.7	585
11.01 - 11.50	8	496,156	0.1	11.21	79.1	568
11.51 - 12.00	1	55,903	0.0	11.80	80.0	569
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.13	2	157,813	0.0	12.85	70.0	548
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.5	28	5,551,583	1.0	6.76	82.1	659
2.0	88	16,735,223	3.0	6.59	82.6	661
3.0	3,699	532,454,757	94.2	7.21	81.7	620
5.0	63	10,126,771	1.8	7.12	74.9	625
6.0	1	229,760	0.0	5.75	65.7	664
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.0	3,246	476,068,010	84.2	7.17	81.4	620
1.5	563	81,100,964	14.4	7.18	82.0	637
2.0	1	229,760	0.0	5.75	65.7	664
3.0	69	7,699,361	1.4	8.44	91.4	596
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,519	590,615,011	85.7	7.36	80.9	619
24	332	57,820,422	8.4	6.72	81.5	654
36	131	20,076,323	2.9	6.60	80.8	648
60	108	20,749,104	3.0	6.95	80.3	660
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.